UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

___________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________

Date of report (Date of earliest event reported): February 9, 2015

SYNUTRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33397 (Commission File Number)	13-4306188 (I.R.S. Employer Identification Number)
2275 Research Drive, Suite 500 Rockville, MD 20850 (Address of principal executive offices, including zip code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code:    (301) 840-3888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2015, Synutra International, Inc. (the “Company”) issued a press release announcing its financial results for its third fiscal quarter ended December 31, 2014.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit
	No.	Document

	99.1	Text of press release issued by Synutra International, Inc., dated February 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC. (Registrant)
Date: February 9, 2015	By:	/s/ Ning Cai
Name: Ning Cai
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Document

99.1	Text of press release issued by Synutra International, Inc. dated February 9, 2015